SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2003

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                       DELAWARE                 0-19410
              (State or Other Jurisdiction (Commission File Number)
                      of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events and Regulation FD Disclosure.

         Point Therapeutics, Inc. issued a press release on October 27, 2003 announcing that management of the Company will be presenting at MASS
         Opportunities: A Biotechnology Investment Conference hosted by the Massachusetts Biotechnology Council. The presentation will be held on Tuesday, October 28th at 11:30 AM ET at the Logan Airport Hilton in Boston, MA. Don Kiepert, Chairman, President and Chief Executive Officer of Point Therapeutics, will provide an update on recent corporate events and clinical developments.


         A copy of the press release dated October 27, 2003 is being filed as
         Exhibit 99.1 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99.1 - Press release issued by Point Therapeutics, Inc., dated October 27, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


October 27, 2003                          By:/s/ Donald R. Kiepert, Jr.
                                          -------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit     Description
-------     -----------
99.1        Press release issued by Point Therapeutics, Inc. on October
            27, 2003 announcing that management of the Company will be presenting at MASS Opportunities: A Biotechnology Investment
            Conference hosted by the Massachusetts Biotechnology Council.
            The presentation will be held on Tuesday, October 28th at 11:30 AM ET at the Logan Airport Hilton in Boston, MA. Don
            Kiepert, Chairman, President and Chief Executive Officer of
            Point Therapeutics, will provide an update on recent corporate events and clinical developments.